The Target Portfolio Trust

Target International Equity Portfolio

Supplement dated November 28, 2017 to the
Summary Prospectus, Statutory Prospectus and Statement of Additional Information,
each dated September 27, 2017, as supplemented from time to time

At the special meeting of shareholders of the Target International Equity Portfolio (the “Target Portfolio”) held on November 28, 2017, shareholders approved the Target Portfolio’s reorganization into Prudential Jennison International Opportunities Fund (the “Prudential Fund”), a series of Prudential World Fund, Inc. Pursuant to the reorganization, the assets and liabilities of the Target Portfolio will be exchanged for shares of the Prudential Fund, and shareholders of the Target Portfolio will become shareholders of the Prudential Fund. Shares of the Prudential Fund to be received by the Target Portfolio’s shareholders in the reorganization will be equal in value and of the same share class, and each share class will be subject to the same distribution fees, account maintenance fees, and sales charges, including contingent deferred sales charges, if any, as the Target Portfolio shares held by such shareholders immediately prior to the reorganization.

The reorganization transaction is expected to be completed as of the close of business on the New York Stock Exchange on or about Friday, December 15, 2017. In anticipation of the upcoming reorganization generally the last day for purchases and exchanges into the Target Portfolio will be trade date Thursday, December 14, 2017.

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